UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

Triad Guaranty Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Stratford Road

Winston-Salem, North Carolina 27104

(Address of principal executive offices) (zip code)

(336) 723-1282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (e)

On May 20, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Triad Guaranty Inc. (the “Company”) further extended the 2008 Executive Severance Program (the “Executive Severance Program”) applicable to certain of the Company’s executive officers. The Executive Severance Program, which was originally adopted in February 2008 and previously extended without change into 2009 by the Committee in November 2008, was again extended without change through December 31, 2010. The Executive Severance Program provides for monthly severance benefits based on the executive’s seniority and position in the Company. In addition to extending the Executive Severance Program, the Committee also extended the general employee severance program without change through December 31, 2010.

Pursuant to the Executive Severance Program, as extended through December 31, 2010, participants are generally entitled to receive severance benefits if their employment with the Company is involuntarily terminated without cause on or before December 31, 2010. Upon a qualifying termination, each participant would receive (i) aggregate cash payments equal to the sum of 1/12 of his or her annual base salary plus 1/12 of the aggregate value of his or her targeted cash bonus, multiplied by a specified number of months based on years of service to the Company; (ii) subsidized COBRA payments for certain specified periods; and (iii) access to an executive outplacement program for 12 months. Payment of the severance benefits is contingent upon the Company’s receipt of a signed and unrescinded non-compete agreement and general release of all claims against the Company.

Each of the following named executive officers are eligible to receive aggregate cash severance benefits, in the amounts and for the number of months set forth below, in the event of a qualifying termination:

	# of Months of Severance Benefits	Aggregate Cash Severance Benefit
Kenneth W. Jones (1) President and Chief Executive Officer	18	$ 825,000

Earl F. Wall Senior Vice President, Secretary and General Counsel	18	$ 481,500

Steven J. Haferman Senior Vice President – Strategic Initiatives Group	13	$ 350,350

(1) Mr. Jones is entitled to severance benefits in the event of a qualifying termination pursuant to that certain letter agreement, dated October 22, 2008, between Mr. Jones and the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Document

10.1 10.2

Summary of 2008 Executive Severance Program; previously filed as Exhibit 10.52 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, filed May 12, 2008, and herein incorporated by reference.

Letter Agreement, dated October 22, 2008, between the Company and Kenneth W. Jones; previously filed as Exhibit 10.56 to the Company’s Current Report on Form 8-K, filed October 22, 2008, and herein incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

/s/ Kenneth S. Dwyer
May 22, 2009	Kenneth S. Dwyer Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1 10.2

Summary of 2008 Executive Severance Program; previously filed as Exhibit 10.52 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, filed May 12, 2008, and herein incorporated by reference.

Letter Agreement, dated October 22, 2008, between the Company and Kenneth W. Jones; previously filed as Exhibit 10.56 to the Company’s Current Report on Form 8-K, filed October 22, 2008, and herein incorporated by reference.